COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

February 29, 2024 (Unaudited)

		Shares	Value
COMMON STOCK	78.6%
CAPITAL GOODS	0.4%
Net Power, Inc.(a)		59,376	$485,102

CRUDE/PRODUCTS PIPES	1.2%
Enbridge, Inc. (Canada)		42,611	1,464,689

DIVERSIFIED	10.5%
Pembina Pipeline Corp. (Canada)		152,336	5,301,425
Pembina Pipeline Corp. (Canada)(a)		7,894	272,101
Williams Cos., Inc.		188,032	6,757,870

			12,331,396

ENERGY	0.4%
EQT Corp.		12,202	453,304

GATHERING	4.9%
Antero Midstream Corp.		118,375	1,586,225
DT Midstream, Inc.		12,523	721,701
Equitrans Midstream Corp.		321,939	3,441,528

			5,749,454

GATHERING & PROCESSING	14.3%
Keyera Corp. (Canada)		72,002	1,771,468
ONEOK, Inc.		124,535	9,355,069
Targa Resources Corp.		52,034	5,111,820
Tidewater Midstream & Infrastructure Ltd. (Canada)		861,151	526,659

			16,765,016

LIQUIFIED NATURAL GAS EXPORTS	7.1%
Cheniere Energy, Inc.		50,373	7,817,890
NextDecade Corp.(a)		113,865	522,640

			8,340,530

NATURAL GAS PIPELINES	11.8%
TC Energy Corp. (Canada)		349,916	13,840,394

REFINING	9.4%
Marathon Petroleum Corp.		33,276	5,631,297
Phillips 66		37,005	5,273,583
Tidewater Renewables Ltd. (Canada)(a)		19,128	85,270

			10,990,150

STORAGE/TERMINALS	0.9%
Koninklijke Vopak NV (Netherlands)		28,224	1,048,744

UTILITIES	17.7%
Alliant Energy Corp.		30,042	1,434,505
CenterPoint Energy, Inc.		67,454	1,854,985
Consolidated Edison, Inc.		23,547	2,053,534
Dominion Energy, Inc.		14,916	713,432
DTE Energy Co.		14,293	1,548,646
Duke Energy Corp.		8,689	797,911
Essential Utilities, Inc.		13,647	474,643
Exelon Corp.		34,261	1,227,914

		Shares	Value
NextEra Energy, Inc.		33,955	$1,873,976
NiSource, Inc.		58,231	1,517,500
PNM Resources, Inc.		7,058	257,688
PPL Corp.		105,186	2,773,755
Public Service Enterprise Group, Inc.		23,149	1,444,498
Sempra		22,063	1,557,648
TransAlta Corp. (Canada)		176,599	1,211,463

			20,742,098

TOTAL COMMON STOCK (Identified cost—$71,361,378)			92,210,877

		Units
MASTER LIMITED PARTNERSHIPS	20.5%
CRUDE/PRODUCTS PIPES	2.2%
Genesis Energy LP		121,433	1,398,909
Plains All American Pipeline LP		73,205	1,202,026

			2,600,935

DIVERSIFIED	17.7%
Energy Transfer LP		805,869	11,797,922
Enterprise Products Partners LP(b)		324,884	8,918,066

			20,715,988

ENERGY	0.6%
Alliance Resource Partners LP		37,429	711,151

TOTAL MASTER LIMITED PARTNERSHIPS (Identified cost—$14,679,958)			24,028,074

		Shares
WARRANTS—CAPITAL GOODS	0.0%
Net Power, Inc., exercise price $11.50, expires 3/12/26(a)		10,772	15,727

TOTAL WARRANTS (Identified cost—$36,626)			15,727

SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.26%(c)		823,327	823,327

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$823,327)			823,327

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$86,901,289)	99.8%		117,078,005
WRITTEN OPTION CONTRACTS (Premiums received—$15,937)	(0.0)		(52,362)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		267,594

NET ASSETS	100.0%		$117,293,237

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(d)	Premiums Received	Value
Call—Targa Resources Corp.	$90.00	3/15/24	(46)	$(451,904)	$(4,350)	$(38,962)
Put—Cheniere Energy, Inc.	155.00	3/15/24	(20)	(310,400)	(5,608)	(4,200)
Put—Cheniere Energy, Inc.	160.00	3/15/24	(20)	(310,400)	(5,979)	(9,200)
			(86)	$(1,072,704)	$(15,937)	$(52,362)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts, $1,295,695 in aggregate has been pledged as collateral.
(c)	Rate quoted represents the annualized seven–day yield.
(d)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of February 29, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$92,210,877	$—	$—	$92,210,877
Master Limited Partnerships	24,028,074	—	—	24,028,074
Warrants	15,727	—	—	15,727
Short-Term Investments	—	823,327	—	823,327

Total Investments in Securities(a)	$116,254,678	$823,327	$—	$117,078,005

Written Option Contracts	$(52,362)	$—	$—	$(52,362)

Total Derivative Liabilities(a)	$(52,362)	$—	$—	$(52,362)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the average monthly volume of the Fund’s option contracts activity for the three months ended February 29, 2024:

Written Option Contracts
Average Notional Amount(a)(b)	$1,087,864

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents three months for written option contracts.